Exhibit 99.1

Summit Materials, Inc.

Class A Common Stock, par value $0.01 per share

Underwriting Agreement

November 9, 2016

BARCLAYS CAPITAL INC.

As representative of the several Underwriters

named in Schedule I hereto,

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

The stockholders named in Schedule IV hereto (the “Selling Stockholders”) of Summit Materials, Inc., a Delaware corporation (the “Company”), propose, subject to the terms and conditions stated herein, to sell to the several Underwriters named in Schedule I hereto (the “Underwriters”), for whom you are acting as representative (the “Representative”), an aggregate of 16,614,949 shares of the Class A common stock, par value $0.01 per share (the “Class A Stock”) of the Company (the “Shares”). The respective amounts of the Shares to be so purchased by the several Underwriters are set forth opposite their names on Schedule I hereto. To the 99tent there are no additional Underwriters listed on Schedule I other than you, the representatives as used herein shall mean you, as Underwriter, and the terms “representatives” and “Underwriters” shall mean either singular or plural as the context requires.

The Shares will be issued by the Company upon the exchange of Class A units (the “LP Units”) of Summit Materials Holdings L.P., a Delaware limited partnership (“Summit Holdings”) pursuant to the Exchange Agreement, dated as of March 11, 2015 (as amended by Amendment No. 1 to Exchange Agreement, dated as of August 4, 2015, the “Exchange Agreement”), by and among the Company, Summit Holdings and the holders of LP Units.

1.                                      In this Section 1, references to the Company’s knowledge, belief or awareness shall mean the knowledge, belief or awareness of each of the Company and Summit Holdings. Each of the Company and Summit Holdings, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

(a)                                 An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”), on Form S–3 (File No. 333-210730) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto and including any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in 1(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);

(b)                                 No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein or any Selling Stockholder Information (as defined below) or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3.

(c)                                  For the purposes of this Agreement, the “Applicable Time” is 4:41 p.m., New York City time, on the date of this Agreement; the Pricing Prospectus, as supplemented by the information listed on Schedule II(b) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II(a) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus listed on Schedule II(a) hereto, each as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(d)                                 The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(c) hereto;

(e)                                  The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the applicable requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

(f)                                   Each of the Company and Summit Holdings (i) has been duly incorporated or formed, as applicable, and is validly existing as a corporation or limited partnership, as applicable, in good standing under the laws of the State of Delaware, (ii) has corporate power or limited partnership power, as applicable, and authority to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and (iii) is duly qualified as a foreign entity to transact business and is in good standing or equivalent status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except, in the case of clauses (ii) and (iii), where the failure to have such power or authority or to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to result in a material adverse change in the condition (financial or otherwise), or in the business or results of operations, whether or not arising from transactions in the ordinary course of business, of the Company, Summit

Holdings and their subsidiaries, taken as a whole (any such change, a “Material Adverse Effect”);

(g)                                  Each “significant subsidiary” of the Company and Summit Holdings (as such term is defined in Rule 1-02 of Regulation S-X) (i) has been duly organized and is validly existing as a corporation, limited liability company or other legal entity, as applicable, in good standing (to the extent such concept exists in the applicable jurisdiction) under the laws of its jurisdiction of incorporation or formation, (ii) has the power and authority to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and (iii) has been duly qualified as a foreign corporation or other entity, as the case may be, for the transaction of business and is in good standing (to the extent such concept exists in the applicable jurisdiction) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of clauses (i), (ii) and (iii), where the failure to have such power or authority or to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(h)                                 None of the Company, Summit Holdings or any of their subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock or in the long-term debt of the Company, Summit Holdings or any of their subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business or results of operations, whether or not arising from transactions in the ordinary course of business, of the Company, Summit Holdings and their subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus;

(i)                                     The Company, Summit Holdings and their subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(v) hereof, and hold any leased real or personal property under valid and enforceable leases, except, in each case, as would not reasonably be expected to result in a Material Adverse Effect;

(j)                                    The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Company have been, and the Shares to be sold by the Selling Stockholders will be, when issued and delivered in exchange for the LP Units pursuant to the Exchange Agreement, duly and validly authorized and issued and fully paid and non-assessable and conform in all material respects to the description of capital stock contained in the Pricing Prospectus and Prospectus; and, except as set forth in the Pricing Disclosure Package or as would not reasonably be expected to have a Material Adverse Effect, all of the issued equity interests of Summit Holdings and its subsidiaries have been duly authorized and issued, and except as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(k)                                 The issuance of the Shares by the Company and the sale of the Shares by the Selling Stockholders and the compliance by the Company and Summit Holdings, as applicable, with this Agreement will not (A) conflict with or constitute a breach of, or default (“Default”) in the performance or observance of any obligation, agreement, covenant or condition under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, Summit Holdings or their subsidiaries pursuant to, or require the consent (except as shall have been obtained prior to the Time of Delivery) of any other party to, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound (each, an “Existing Instrument”), (B) result in any violation of the provisions of the charter or bylaws or similar organizational documents of the Company, Summit Holdings or any of their subsidiaries, or (C) result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, Summit Holdings or any of their subsidiaries, except, in the case of (A), (B) (other than with respect to the Company and Summit Holdings) and (C), for such conflicts, breaches, Defaults, liens, charges, encumbrances or violations as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; or impair, in any material respect, the ability of the Company to issue the Shares, the Selling Stockholders to sell the Shares or the Company and Summit Holdings to consummate the transactions contemplated by this Agreement; and no consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the execution, delivery and performance of this Agreement by the Company and Summit Holdings, or the issuance of the Shares by the Company and sale of the Shares by the Selling Stockholders or the consummation by the Company and Summit Holdings of the transactions contemplated by this Agreement, except for (i) the registration under the Act of the Shares, (ii) the approval by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the underwriting terms and arrangements, (iii) such consents, approvals, authorizations, orders, registrations, qualifications or filings as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and (iv) as shall have been obtained or made prior to the Time of Delivery, except where the failure to obtain any such consents, approvals, authorizations, orders or registrations or make such filings would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or impair, in any material respect, the ability of the Company to issue the Shares, the Selling Stockholders to sell the Shares or the Company and Summit Holdings to consummate the transactions contemplated by this Agreement;

(l)                                     None of the Company, Summit Holdings or any of their subsidiaries is (A) in violation of its charter or bylaws or similar organizational documents, as applicable, or (B) in Default under any Existing Instrument, except, in the case of (A) (other than with respect to the Company and Summit Holdings) (B), such Defaults as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(m)                             The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Class A Stock, constitute an accurate summary of the terms of such Class A Stock in all material respects;

(n)                                 The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Material United States Federal Income and Estate Tax Consequences to Non-U.S. Holders,” and under the caption “Underwriting,” insofar as they purport to describe the provisions of the laws or regulations or legal conclusions with respect thereto and the agreements and documents referred to therein, are accurate, complete and fair in all material respects;

(o)                                 Other than as set forth in the Pricing Prospectus, there are no material legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened that have as the subject thereof any property owned or leased by the Company, Summit Holdings or any of their subsidiaries that if determined adversely to the Company, Summit Holdings or such subsidiary would reasonably be expected to result in a Material

Adverse Effect or would materially and adversely affect the consummation of the offering and sale of the Shares;

(p)                                 The Company is not required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

(q)                                 (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company, Summit Holdings or any of their subsidiaries, or any person acting on their behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act;

(r)                                    Each of KPMG LLP and Ernst & Young LLP, who have expressed their opinion with respect to certain financial statements (which term as used in this Agreement includes the related notes thereto) included or incorporated by reference in the Registration Statement, is an independent registered public accounting firm within the meaning of the Act, the Exchange Act, and the rules of the Public Company Accounting Oversight Board;

(s)                                   The Company maintains a system of accounting controls that is in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) and is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles as applied in the United States (“U.S. GAAP”), including, but not limited to internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(t)                                    The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that have been designed to ensure that material information relating to the Company, Summit Holdings and their subsidiaries is made known to the Company’s chief executive officer and chief financial officer by others within the Company or any of its subsidiaries necessary to provide reasonable assurance regarding the reliability of financial reporting. Except as disclosed in the Pricing Prospectus and the Prospectus, the Company is not aware of any significant deficiency or material weakness in the design or operation of the Company’s internal controls that exists other than any significant deficiencies that are in the process of being remediated and are not expected to result in a material weakness in the design or operation of the Company’s internal controls;

(u)                                 This Agreement has been duly authorized, executed and delivered by the Company and Summit Holdings, and this Agreement conforms in all material respects to the description thereof contained in the Pricing Prospectus;

(v)                                 The consolidated historical financial statements of Summit Holdings and its subsidiaries and the related notes thereto included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the consolidated financial position of Summit Holdings and its consolidated subsidiaries as of the dates indicated and the results of their operations and cash flows for the periods specified in conformity with U.S. GAAP applied on a consistent basis throughout the periods involved (except as otherwise stated therein, if applicable), other than as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus. The pro forma financial statements and the related notes thereto included under the caption “Unaudited Pro Forma Condensed Consolidated Financial Information” present fairly in all material respects the information contained therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, except as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, and the assumptions used in the preparation thereof are believed by the Company and Summit Holdings to be reasonable and the adjustments used therein are believed by the Company and Summit Holdings to be appropriate to give effect to the transactions and circumstances referred to therein;

(w)                               No transaction has occurred between or among the Company, Summit Holdings and any of their officers or directors, stockholders or any affiliate or affiliates of the foregoing that is required to be described in the Registration Statement, the Pricing Prospectus and the Prospectus and is not so described;

(x)                                 There are no contracts or other documents that are required under the Act and the rules and regulations promulgated thereunder to be described in the Registration Statement, the Pricing Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement that have not been described or filed as an exhibit as required;

(y)                                 Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus: (i) the Company, Summit Holdings and their subsidiaries, and their respective operations and properties, are in compliance with all applicable federal, state, local and foreign laws and regulations relating to pollution or protection of the environment and, as relating to exposure to toxic or hazardous substances, of human health, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products in any form (collectively, “Materials of Environmental Concern”), or otherwise relating to the use, generation, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), (ii) there is no claim or action filed with a court or governmental authority, no investigation with respect to which the Company, Summit Holdings and their subsidiaries have received written notice, and no written notice by any person or entity alleging violation of or actual or potential liability on the part of the Company, Summit Holdings or any of their subsidiaries under the Environmental Laws (collectively, “Environmental Claims”), pending or, to the knowledge of the Company, threatened against the Company, Summit Holdings and their subsidiaries or, to the knowledge of the Company, any person or entity whose liability for any Environmental Claim that the Company, Summit Holdings and their subsidiaries have retained or assumed either contractually or by operation of law; and (iii) to the knowledge of the Company, there are no past or present actions, activities, circumstances, conditions, events or occurrences, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably would be expected to result in a violation of or liability under any Environmental Law or result in an Environmental Claim against the Company, Summit Holdings or its subsidiaries or against any person or entity whose liability for any Environmental Claim that the Company, Summit Holdings and their subsidiaries have retained or assumed either contractually or by operation of law;

(z)                                  The Company, Summit Holdings and their subsidiaries are in compliance with the applicable provisions of the Sarbanes-Oxley Act;

(aa)                          Except as otherwise disclosed in the Pricing Disclosure Package, the Company, Summit Holdings and their subsidiaries own or possess or have a license for sufficient trademarks, trade names, patent rights, copyrights, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted and as described in the Pricing Disclosure Package, except where the failure to so own or possess or have the right to use would not reasonably be expected to result in a Material Adverse Effect; and any expiration, cancellation, abandonment, forfeiture or relinquishment of any of such Intellectual Property Rights would not reasonably be expected to result in a Material Adverse Effect. None of the Company, Summit Holdings or any of their subsidiaries has received any written notice of any claim of infringement with asserted Intellectual Property Rights of others, which infringement, if the subject of an unfavorable decision, would reasonably be expected to result in a Material Adverse Effect;

(bb)                          Except as could not, either individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect, (i) the Company, Summit Holdings and their subsidiaries and any “employee benefit plan” (as defined under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) (“Plan”) established or maintained by the Company, Summit Holdings and their subsidiaries or their respective ERISA Affiliates (as defined below) are in compliance with ERISA; (ii) no “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any Plan subject to Title IV of ERISA (“Pension Plan”) established or maintained by the Company, Summit Holdings and their subsidiaries or any of their respective ERISA Affiliates; (iii) no Pension Plan established or maintained by the Company, Summit Holdings and their subsidiaries or any of their respective ERISA Affiliates, if such Pension Plan were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA); (iv) no failure to satisfy the minimum funding standard under Section 412 of the Code (as defined below), whether or not waived, has occurred or is reasonably expected to occur with respect to any Pension Plan established or maintained by the Company, Summit Holdings, their subsidiaries or any of their respective ERISA Affiliates; (v) none of the Company, Summit Holdings, any of their subsidiaries or any of their respective ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA (including any liability under Section 4062(e) of ERISA) with respect to termination of, or withdrawal from, any “employee benefit plan” or (B) Section 430, 4971, 4975 or 4980B of the Code and (vi) each Plan established or maintained by the Company, Summit Holdings and their subsidiaries or any of their respective ERISA Affiliates that is intended to be qualified under Section 401 of the Code has received a current favorable Internal Revenue Service (“IRS”) determination letter or is comprised of a master, prototype or volume submitter plan that has received such a favorable letter from the IRS and, to the knowledge of the Company, no event, whether by action or failure to act, has occurred since the date of such qualification that would materially and adversely affect such qualification. “ERISA Affiliate” means any trade or business (whether or not incorporated) that together with the Company or Summit Holdings, is treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the “Code”);

(cc)                            No labor dispute with the employees of the Company, Summit Holdings or any of their subsidiaries that would reasonably be expected to result in a Material Adverse Effect exists or, to the Company’s knowledge, is threatened or imminent;

(dd)                          The Company, Summit Holdings and their subsidiaries possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as would not reasonably be expected to result in a Material Adverse Effect, and except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company, Summit Holdings and their subsidiaries have not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect;

(ee)                            Except as described in the Pricing Disclosure Package, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act, except as have been validly waived or complied with;

(ff)                              The holders of outstanding shares of the Company’s capital stock are not entitled to preemptive or other rights to subscribe for the Shares that have not been complied with or otherwise validly waived;

(gg)                            None of the Company, Summit Holdings or any of their subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, controlled affiliate or other person associated with or acting on behalf of the Company, Summit Holdings or any of their subsidiaries (i) is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), and the rules and regulations thereunder, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and (ii) the Company, Summit Holdings, their subsidiaries and, to the knowledge of the Company, their controlled affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure continued compliance with the FCPA;

(hh)                          The operations of the Company, Summit Holdings and their subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, Summit Holdings or any of their subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(ii)                                  None of the Company, Summit Holdings or any of their subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or controlled affiliate of the Company, Summit Holdings or any of their subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of Commerce, the U.S. Department of State or other relevant sanctions authority (collectively, “Sanctions”), nor is any of the Company, Summit Holdings or any of their subsidiaries located, organized or resident in a country or territory that is the subject of

Sanctions.

(jj)                                None of the Company, Summit Holdings or any of their subsidiaries has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(kk)                          The statistical and market related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources;

(ll)                                  Except for any failures or exceptions that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (i) each of the Company, Summit Holdings and their subsidiaries has timely filed (taking into account valid extensions) all federal, state, local and foreign tax returns required to be filed by it and has paid all taxes (and any related interest, penalties and additions to tax) required to be paid by it (whether or not shown on a tax return and including in its capacity as a withholding agent) except for any taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with U.S. GAAP, (ii) there are no current, pending or, to the knowledge of the Company, threatened tax audits, assessments or other claims or proceedings with respect to the Company, Summit Holdings or any of their subsidiaries and (iii) each of the Company, Summit Holdings and their subsidiaries has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(v) hereof in respect of all federal, state, local and foreign taxes (and any related interest, penalties and additions to tax) for all periods as to which the tax liability of the Company, Summit Holdings and their subsidiaries (as applicable) has not been finally determined;

(mm)                  None of the Company, Summit Holdings or any of their subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares;

(nn)                          Each of the Company, Summit Holdings and their subsidiaries taken as a whole are insured against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged or as required by law; and

(oo)                          Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company, Summit Holdings or any of their subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the Company’s knowledge, threatened, against the Company, Summit Holdings or any of their subsidiaries, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company, Summit Holdings or any of their subsidiaries and (C) no union representation question existing with respect to the employees of the Company, Summit Holdings or any of their subsidiaries and, to the Company’s knowledge, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws.

2.                                      Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters, the Company and Summit Holdings that:

(a)                                 Except (i) as will have been obtained on or prior to the Time of Delivery for the registration under the Act of the Shares, (ii) as may be required under foreign or state securities (or Blue Sky) laws or by FINRA or by the Exchange (as defined below) in connection with the purchase and distribution of the Shares by the Underwriters and (iii) as would not impair in any material respect the ability of such Selling Stockholder to consummate its obligations hereunder, all consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and any Power of Attorney (as defined below) contemplated by 2(h) hereof, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained or will be obtained on or prior to the Time of Delivery; and such Selling Stockholder has full right, power and authority to enter into this Agreement and, if applicable, the Power of Attorney and has or will have at the Time of Delivery full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

(b)                                 The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with this Agreement and, if applicable, the Power of Attorney and the consummation of the transactions contemplated herein and in the Pricing Disclosure Package will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) result in any violation of the provisions of the organizational documents of such Selling Stockholder or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any property or assets of such Selling Stockholder, except in the case of (i) and (iii), as would not, individually or in the aggregate, reasonably be expected to materially impact such Selling Stockholder’s ability to perform its obligations under this Agreement and, if applicable, the Power of Attorney;

(c)                                  Upon payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares), (i) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (iii) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC;

(d)                                 Such Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that might reasonably be expected to cause or result in unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(e)                                  To the extent that any statements or omissions made in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with the Selling Stockholder Information (as defined below), the Registration Statement and Pricing Disclosure Package did not, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will not, when they become effective or are filed with the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. “Selling Stockholder Information” consists solely of the information with respect to the Selling Stockholders in the beneficial ownership table under the caption “Selling Stockholders” in the Pricing Prospectus and the Prospectus;

(f)                                   The obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the dissolution of such Selling Stockholder or by the occurrence of any other event; if such Selling Stockholder shall be dissolved, or if any other such event should occur, before the delivery of the Shares to be sold by such Selling Stockholder hereunder, such Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and, if applicable, the Power of Attorney;

(g)                                  Such Selling Stockholder is not prompted by any material non-public information concerning the Company or any of its subsidiaries that is not disclosed in the Pricing Prospectus to sell its Shares pursuant to this Agreement; and

(h)                                 Such Selling Stockholder has, unless it is a Selling Stockholder affiliated with The Blackstone Group L.P. (“Blackstone Selling Stockholder”), duly executed and delivered a Power of Attorney in the form heretofore furnished to the Representatives (the “Power of Attorney”), appointing Thomas W. Hill, Brian J. Harris, Anne Lee Benedict and Christopher B. Gaskill and each of them, as such Selling Stockholder’s attorneys in fact (the “Attorneys in Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholder as provided in Section 3 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement.

3.                                      Subject to the terms and conditions herein set forth, each Selling Stockholder agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholders, at a purchase price per share of $21.87, the number of Shares set forth opposite the name of such Underwriter in Schedule I hereto (to be adjusted by the Representatives so as to eliminate fractional shares) with the number of Shares to be sold by each Selling Stockholder to each Underwriter determined by multiplying the aggregate number of Shares to be sold by each Selling Stockholder as set forth opposite their respective names in Schedule IV hereto by a fraction, the numerator of which is the aggregate number of Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Shares to be purchased by all of the Underwriters from the Selling Stockholders hereunder.

4.                                      Upon the authorization by the Representatives of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

5.                                      (a) The Shares to be purchased by each Underwriter hereunder, in book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Selling Stockholders to the Representatives, through the facilities of DTC, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Selling Stockholders to the Representatives at least forty-eight hours in advance.  To the extent the Shares are delivered in certificated form and not in book-entry form through the facilities of DTC, the Selling Stockholders will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”).  The time and date of such delivery and payment shall be, with respect to the Shares, 9:30 a.m., New York City time, on November 16, 2016 or such other time and date as the Representatives and the Company and the Blackstone Selling Stockholders may agree upon in writing.  Such time and date for delivery of the Shares is herein called the “Time of Delivery.”

(b)                                 The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 9(m) hereof will be delivered at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017 (the “Closing Location”), and the Shares will be delivered through the facilities of DTC in the case of book-entry shares or at the Designated Office in the case of certificated Shares, all at the Time of Delivery.  A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.  For the purposes of this Section 5, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

6.                                      Each of the Company and Summit Holdings, jointly and severally, agrees with each of the Underwriters:

(a)                                 To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus prior to the Time of Delivery, which shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act in connection with the offering or sale of the Shares within the time required by such Rule; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Shares within the time required by such Rule; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus relating to the Shares or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense (except when an Underwriter is responsible for such expense as provided in the last clause of Section 6(d) hereof), as may be necessary to permit offers and sales of the Shares by the Underwriters (references herein to the Registration Statement shall include any such amendment or new registration statement);

(b)                                 If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriters, the Company will file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form reasonably satisfactory to the Representatives. If at the Renewal Deadline the Company is no longer eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form reasonably satisfactory to you and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be;

(c)                                  Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, to qualify in any jurisdiction as a broker-dealer or to subject itself to taxation in any jurisdiction if it is not otherwise so subject;

(d)                                 Prior to 10:00 a.m., New York City time, on the second New York Business Day following the date of this Agreement (or such other time as may be agreed to by the Company and the Representatives) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon the Representatives’ request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance; and in case any Underwriter is required under the Act to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Representatives’ request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(e)                                  To make generally available to the Company’s securityholders as soon as practicable (which may be satisfied by filing with the Commission’s EDGAR system), an earnings statement of the Company, Summit Holdings and their subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(f)                                   (1) During the period beginning from the date hereof and continuing to and including the date 30 days after the date of the Prospectus (the “Company Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares (except for any Registration Statement on Form S-8, or any amendment thereto, to register shares issuable upon exercise of awards granted pursuant to the terms of any employee equity incentive plan), including but not limited to any options or warrants to purchase shares of Class A Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Class A Stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Class A Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Class A Stock or such other securities, in cash or otherwise (other than (v) the Shares to be sold hereunder or Class A Stock issued in exchange for LP Units in connection with the Exchange Agreement dated as of March 11, 2015 (the “Exchange Agreement”) among the Company, Summit Holdings and the holders of LP Units party thereto, (w) the Class A Stock, LP Units or any such substantially similar securities to be issued pursuant to employee incentive plans (including, for the avoidance of doubt, the Summit Materials, Inc. Omnibus Incentive Plan (as described in the Prospectus) and any long-term incentive awards in each case existing as of the date of this Agreement and disclosed in the Pricing Disclosure Package), (x) the Class A Stock or any such substantially similar securities to be issued upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement (including for the avoidance of doubt, Class A Stock issuable in exchange for LP Units), (y) the issuance of up to 5% of the outstanding shares of Class A Stock immediately following the offering contemplated hereby (assuming all LP Units outstanding are redeemed or exchanged for newly issued shares of Class A Stock on a one-for-one basis) or any such substantially similar securities in connection with the acquisition of, a joint venture with or a merger with, another company, and the filing of a registration statement with respect thereto, without the prior written consent of the Representatives (but only insofar as each party that receives shares of Class A Stock or any such substantially similar securities pursuant to this clause (y) has executed and delivered copies of an agreement substantially to the effect set forth in Annex I hereto), and (z) the issuance of Class A Stock made solely as a stock dividend by the Company to the holders of Class A Stock that is effected in order to maintain a one-for-one ratio between Class A Stock and LP Units; and

(g)                                  To pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act.

7.                                      (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Selling Stockholder represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus”; and each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II(a) hereto;

(b)                                 The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

(c)                                  The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document that will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein or the Selling Stockholder Information.

8.                                      (a)                                 Each of the Company and Summit Holdings, jointly and severally, covenants and agrees with the several Underwriters to pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s and Summit Holdings’ counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(c) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange (the “Exchange”); (v) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in an amount not to exceed $15,000 in connection with, any required review by FINRA of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates, if applicable; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other reasonable costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section 8; provided, however, that 50% of the cost of any aircraft chartered in connection with the road show shall be paid by the Underwriters (with the Company paying the remaining 50% of the cost). Except as provided in this Section 8, and Sections 10 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make; and

(b)                                 Each Selling Stockholder, severally and not jointly, covenants and agrees with the Underwriters to pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder’s obligations hereunder which are not otherwise specifically provided for in this Section 8, including (i) any fees and expenses of counsel for such Selling Stockholder to the extent not covered by clause (a)(i) above, and (ii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. It is understood, however, that the Company and Summit Holdings shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company or Summit Holdings for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement. For the avoidance of doubt, the Company, Summit Holdings, the Selling Stockholders and the Underwriters agree that, if the Company or Summit Holdings receives any amounts otherwise payable to any Selling Stockholder pursuant to this Agreement, the Company or Summit Holdings, as applicable, shall receive such amounts solely in the capacity as agent for such Selling Stockholder and shall promptly pay over such amounts to such Selling Stockholder.

9.                                      The obligations of the Underwriters hereunder, as to the Shares to be delivered at the Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company, Summit Holdings and the Selling Stockholders herein are, on the date hereof and at and as of the Time of Delivery, true and correct, the condition that the Company, Summit Holdings and the Selling Stockholders shall have performed all of its and their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                                 The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Act; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b)                                 Davis Polk & Wardwell LLP, counsel for the Underwriters, shall have furnished to the Representatives such written opinion and negative assurance letter, dated the Time of Delivery, in form and substance satisfactory to the Representatives;

(c)                                  Simpson Thacher & Bartlett LLP, counsel for the Company, Summit Holdings and the Blackstone Selling Stockholders, shall have furnished to the Representatives their written opinion and negative assurance letter, dated the Time of Delivery, in form and substance satisfactory to the Representatives;

(d)                                 Richards, Layton & Finger, P.A., special Delaware counsel for the Company and Summit Holdings, shall have furnished to the Representatives their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives;

(e)                                  On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, each of KPMG LLP and Ernst & Young LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives;

(f)                                   (i) None of the Company, Summit Holdings or any of their subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock or in the long-term debt of the Company, Summit Holdings or any of their subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business or results of operations, whether or not arising from transactions in the ordinary course of business, of the Company, Summit Holdings and their subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives (other than a defaulting Underwriter under Section 11 hereof) so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus;

(g)                                  On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company, Summit Holdings or any of their subsidiaries’ debt securities by any “nationally recognized statistical rating organization,” as defined in Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company, Summit Holdings or any of their subsidiaries’ debt securities;

(h)                                 On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives (other than a defaulting Underwriter under Section 11 hereof) makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(i)                                     The Shares to be sold at the Time of Delivery shall have been duly listed, subject to official notice of issuance, on the Exchange;

(j)                                    The Company and Summit Holdings shall have obtained and delivered to the Underwriters executed copies of an agreement from each of the parties listed on Schedule III hereto, substantially to the effect set forth in Annex I hereto;

(k)                                 The Company shall have complied with the provisions of Section 6(d) hereof with respect to the furnishing of prospectuses on the second New York Business Day following the date of this Agreement;

(l)                                     The Underwriters shall have received on the date hereof and at and as of the Time of Delivery a certificate, in the form of Annex II hereto, signed by the Company’s chief financial officer;

(m)                             The Company, Summit Holdings and the Selling Stockholders shall have furnished or caused to be furnished to the Representatives at the Time of Delivery certificates of officers of the Company, Summit Holdings and the Selling Stockholders, respectively, satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company, Summit Holdings and the Selling Stockholders herein, respectively, at and as of the Time of Delivery, as to the performance by each of the Company, Summit Holdings and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as the Representatives may reasonably request, and the Company, Summit Holdings and the Selling Stockholders shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section 9 and the Company, Summit Holdings and the Selling Stockholders shall have furnished such other certificates and documents as the Representatives may reasonably request;

(n)                                 Each Selling Stockholder shall have executed and delivered to the Representatives an agreement substantially in the form of Annex I hereto;

(o)                                 Each Selling Stockholder shall deliver to each Underwriter, prior to or at the Time of Delivery, a properly completed and executed IRS Form W-9 or an applicable IRS Form W-8, as appropriate; and

(p)                                 The Company shall have issued and delivered, or caused to be delivered, to the Selling Stockholders (or to the Underwriters on behalf of the Selling Stockholders) the number of Shares equal to the number of Shares for which such Selling Stockholders shall have exercised their right to exchange LP Units in accordance with the terms of the Exchange Agreement, which Shares shall be duly and validly issued, fully paid and non-assessable and conform in all material respects to the description thereof contained in the Pricing Prospectus and the Prospectus.

10.                               (a)                                 Each of the Company and Summit Holdings, jointly and severally, will indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and agents and each person, if any, who controls any Underwriter within the meaning of the Act and the Exchange Act, and each Selling Stockholder against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, its affiliates, directors, officers, employees and agents and each person, if any, who controls any Underwriter within the meaning of the Act and the Exchange Act, or such Selling Stockholder, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter, its affiliates, directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Act and the Exchange Act, and each Selling Stockholder for any legal or other expenses reasonably incurred by such Underwriter, its affiliates, directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Act and the Exchange Act or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and Summit Holdings shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with (x) written information furnished to the Company by any Underwriter through the Representatives expressly for use therein or (y) the Selling Stockholder Information.

(b)                                 Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Act and the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, its affiliates, directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Act and the Exchange Act may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Selling Stockholder Information; and will reimburse each Underwriter, its affiliates, directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Act and the Exchange Act for any legal or other expenses reasonably incurred by such Underwriter, its affiliates, directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Act and the Exchange Act in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, other than the Selling Stockholder Information; provided, further, that the liability of the Selling Stockholder pursuant to this subsection (b) shall not exceed the product of the number of Shares sold by such Selling Stockholder and the price per share referenced in Section 3 hereof (the “Selling Stockholder Net Proceeds”) as set forth in the Prospectus.

(c)                                  Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, Summit Holdings, the directors, officers and employees of the Company and Summit Holdings and each person, if any, who controls, as of the date hereof, the Company or Summit

Holdings within the meaning of the Act and the Exchange Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company, its directors, officers and employees and each person, if any, who controls, as of the date hereof, the Company within the meaning of the Act and the Exchange Act, or such Selling Stockholder, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company, Summit Holdings and the directors, officers and employees of the Company and Summit Holdings and each person, if any, who controls, as of the date hereof, the Company or Summit Holdings within the meaning of the Act and the Exchange Act, and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company, Summit Holdings and the directors, officers and employees of the Company and Summit Holdings and each person, if any, who controls, as of the date hereof, the Company or Summit Holdings within the meaning of the Act and the Exchange Act or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

(d)                                 Promptly after receipt by an indemnified party under subsections (a), (b) or (c) of this Section 10 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  It is understood that the indemnifying party or parties shall not, in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties except to the extent that local counsel or counsel with specialized expertise (in addition to any regular counsel) is required to effectively defend against any such action or proceeding. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e)                                  If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) of this Section 10 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, Summit Holdings and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) of this Section 10, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, Summit Holdings and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company, Summit Holdings and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, Summit Holdings and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Summit Holdings and the Selling Stockholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company, Summit Holdings, each Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (e).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission; or (ii) each Selling Stockholder’s obligation to contribute any amount under this subsection (e) is limited in the manner and to the extent set forth in subsection (b) and each Selling Stockholder shall not be required to contribute any amount in excess of such Selling Stockholder’s Selling Stockholder Net Proceeds. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f)                                   The obligations of the Company, Summit Holdings and each Selling Stockholder under this Section 10 shall be in addition to any liability that the Company, Summit Holdings and each Selling Stockholder may otherwise have; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability that the respective Underwriters may otherwise have.

11.                               (a)                                 If any Underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder at the Time of Delivery, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such Shares on the terms contained herein.  If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Shares on such terms.  In the event that, within the respective prescribed periods, the Representatives notify the Company and the Selling Stockholders that the Representatives have so arranged for the purchase of such Shares, or the Company or a Selling Stockholder notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company or the Selling Stockholders shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect such changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus that in the Representatives’ opinion may thereby be made necessary.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 11 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)                                 If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives, the Company and the Selling Stockholders as provided in subsection (a) of this Section 11, the aggregate number of such Shares that remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at the Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder at the Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares that such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)                                  If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives, the Company and the Selling Stockholders as provided in subsection (a) of this Section 11, the aggregate number of such Shares that remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at the Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) of this Section 11 to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except for the expenses to be borne by the Company, the Selling Stockholders and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

12.                               The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company, Summit Holdings, the Selling Stockholders and the several Underwriters as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or its affiliates, directors, officers and employees, agents, and each person, if any, who controls any Underwriter within the meaning of the Act and the Exchange Act or any controlling person of any Underwriter, the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

13.                               If this Agreement shall be terminated pursuant to Section 11 hereof, neither the Company nor any Selling Stockholder shall then be under any liability to any Underwriter except as provided in Sections 8 and 10 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company or any Selling Stockholder as provided herein, the Company and Summit Holdings, jointly and severally, will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company, Summit Holdings and the Selling Stockholders shall then be under no further liability to any Underwriter except as provided in Sections 8 and 10 hereof.

14.                               In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives; and in all dealings with the Selling Stockholders hereunder, the Representatives and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys in Fact for such Selling Stockholder.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, Summit Holdings and the Selling Stockholders, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Barclays Capital Inc., 745 7th Avenue, New York, NY 10019, Attn: Syndicate Registration, Fax: 646-834-8133; if to any Selling Stockholder shall be delivered to counsel for such Selling Stockholder or sent by mail, telex or facsimile transmission at its address set forth in Schedule IV hereto; if to the Company or Summit Holdings shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth on the cover of the Registration Statement, Attention: Anne Lee Benedict, Esq.; and if to any of the parties that has delivered a lock-up letter described in Section 9(j) hereof shall be delivered or sent by mail to the respective address provided in Schedule III hereto or such other address as such party provides in writing to the Company; provided, however, that any notice to an Underwriter pursuant to Section 10(b) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by the Representatives on request; provided, further, that notices under Section 6(f) shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to

Barclays Capital Inc., 745 7th Avenue, New York, NY 10019, Attn: Syndicate Registration, Fax: 646-834-8133. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

15.                               This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, Summit Holdings and the Selling Stockholders and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company, Summit Holdings, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16.                               Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17.                               The Company, Summit Holdings and the Selling Stockholders acknowledge and agree that (i)  the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company, Summit Holdings and the Selling Stockholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, Summit Holdings or any Selling Stockholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company, Summit Holdings or any Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company, Summit Holdings or any Selling Stockholder on other matters) or any other obligation to the Company, Summit Holdings or any Selling Stockholder except the obligations expressly set forth in this Agreement and (iv) the Company, Summit Holdings and each Selling Stockholder have consulted their own legal and financial advisors to the extent they deemed appropriate.  The Company, Summit Holdings and each Selling Stockholder agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, Summit Holdings or any Selling Stockholder, in connection with such transaction or the process leading thereto.

18.                               This Agreement supersedes all prior agreements and understandings (whether written or oral) between or among the Company, Summit Holdings, the Selling Stockholders and the Underwriters, or any of them, with respect to the subject matter hereof.

19.                               This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.  The Company, Summit Holdings and each Selling Stockholder agree that any suit or proceeding arising in respect of this Agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company, Summit Holdings and such Selling Stockholder agree to submit to the jurisdiction of, and to venue in, such courts.

20.                               Each of the Company, Summit Holdings, the Selling Stockholders and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.                               This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

22.                               Notwithstanding anything herein to the contrary, the Company, Summit Holdings and the Selling Stockholders are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company, Summit Holdings and the Selling Stockholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

23.                               Without limiting the applicability of Section 3 hereof or any other provision of this Agreement, with respect to any Underwriter who is affiliated with any person or entity engaged to act as an investment adviser on behalf of a client who has a direct or indirect interest in the Shares being sold by any Selling Stockholder, the Shares being sold to such Underwriter shall not include any Class A Stock attributable to such client (with any such Shares instead being allocated and sold to the other Underwriters) and, accordingly, the fees or other amounts received by such Underwriter in connection with the transactions contemplated hereby shall not include any fees or other amounts attributable to such client.

[Remainder of Page Intentionally Left Blank]

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company, Summit Holdings and each Selling Stockholder.  It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company, Summit Holdings and each Selling Stockholder for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

SUMMIT MATERIALS, INC.

By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Executive Vice President,
Chief Legal Officer and Secretary

SUMMIT MATERIALS HOLDINGS L.P.

By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Executive Vice President,
Chief Legal Officer and Secretary

[Signature Page to Underwriting Agreement]

OTHER SELLING STOCKHOLDERS

Certain of the Selling Stockholders as specified in Schedule IV hereto

By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Attorney in Fact

[Signature Page to Underwriting Agreement]

BLACKSTONE CAPITAL PARTNERS (DELAWARE) V-NQ L.P
BLACKSTONE CAPITAL PARTNERS (DELAWARE) NQ V-AC L.P.

BY: BCP V-NQ GP L.L.C., AS GENERAL PARTNER

By:	/s/ Vikrant Sawhney
	Name:	Vikrant Sawhney
	Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (DELAWARE) V-NQ L.P.
BLACKSTONE PARTICIPATION PARTNERSHIP (DELAWARE) V-NQ L.P.

BY: BCP V-NQ GP L.L.C., AS GENERAL PARTNER

By:	/s/ Vikrant Sawhney
	Name:	Vikrant Sawhney
	Title:	Senior Managing Director

[Signature Page to Underwriting Agreement]

SUMMIT BCP INTERMEDIATE HOLDINGS L.P.

BY: SUMMIT BCP INTERMEDIATE HOLDINGS GP, LTD., AS GENERAL PARTNER

By:	/s/ Neil P. Simpkins
	Name:	Neil P. Simpkins
	Title:	Director

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof

BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
	Name:	Victoria Hale
	Title:	Vice President

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Total Number of Shares to Be Purchased
Barclays Capital Inc.	16,614,949
Total	16,614,949

SCHEDULE II

(a)                                 Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package

None

(b)                                 Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package

The public offering price per share for the Shares is $22.10.

The number of Shares purchased by the Underwriter from the Selling Stockholders is 16,614,949.

(c)                                  Additional documents incorporated by reference

None

SCHEDULE III

Name of Signatory	Address
Blackstone Capital Partners (Delaware) V-NQ L.P.	c/o The Blackstone Group L.P., 345 Park Avenue, New York, NY 10154
Blackstone Capital Partners (Delaware) NQ V-AC L.P.	c/o The Blackstone Group L.P., 345 Park Avenue, New York, NY 10154
Summit BCP Intermediate Holdings L.P.	c/o The Blackstone Group L.P., 345 Park Avenue, New York, NY 10154
Blackstone Participation Partnership (Delaware) V-NQ L.P.	c/o The Blackstone Group L.P., 345 Park Avenue, New York, NY 10154
Blackstone Family Investment Partnership (Delaware) V-NQ L.P.	c/o The Blackstone Group L.P., 345 Park Avenue, New York, NY 10154
Silverhawk Summit, L.P.	c/o Silverhawk Capital Partners, LLC, 140 Greenwich Ave, 2nd Floor, Greenwich, CT 06830
Gardner Family Investments, LLC	920 Granville Road, Charlotte, NC 28207
Thomas W. Hill	c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, CO 80202
Brian J. Harris	c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, CO 80202
Douglas C. Rauh	c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, CO 80202
Thomas A. Beck	c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, CO 80202
Anne Lee Benedict	c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, CO 80202
Kevin A. Gill	c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, CO 80202
Michael J. Brady	c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, CO 80202
Damian J. Murphy	c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, CO 80202
M. Shane Evans	c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, CO 80202
Howard L. Lance	c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, CO 80202
John R. Murphy	c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, CO 80202
Anne K. Wade	c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, CO 80202
Neil P. Simpkins	c/o The Blackstone Group, L.P., 345 Park Avenue, New York, NY 10154
Ted A. Gardner	c/o Silverhawk Capital Partners, LLC, 140 Greenwich Ave, 2nd Floor, Greenwich, CT 06830
Julia C. Kahr	c/o The Blackstone Group, L.P., 345 Park Avenue, New

Name of Signatory	Address
York, NY 10154
Joseph S. Cantie	c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, CO 80202
Steven H. Wunning	c/o Summit Materials, Inc., 1550 Wynkoop Street, 3rd Floor, Denver, CO 80202

SCHEDULE IV

Selling Stockholder	Total Number of Shares to Be Sold
Blackstone Capital Partners (Delaware) V-NQ L.P.	13,349,610
Blackstone Capital Partners (Delaware) NQ V-AC L.P.	2,814,207
Summit BCP Intermediate Holdings L.P.	253,891
Blackstone Family Investment Partnership (Delaware) V-NQ L.P.	21,513
Blackstone Participation Partnership (Delaware) V-NQ L.P.	12,501
Anne Lee Benedict (a)	7,500
M. Shane Evans (a)	50,000
Kevin A. Gill (a)	10,000
Howard L. Lance (a)	15,727
Douglas C. Rauh (a)	80,000
Total	16,614,949

(a)           The Selling Stockholders (other than the Blackstone Selling Stockholders) have appointed Thomas W. Hill, Brian J. Harris, Anne Lee Benedict and Christopher B. Gaskill, and each of them, as the Attorneys in Fact for such Selling Stockholders.

ANNEX I

[FORM OF LOCK-UP AGREEMENT]

Summit Materials, Inc.

Lock-Up Agreement

November 9, 2016

Barclays Capital Inc.

As representative of the several Underwriters

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Re:  Summit Materials, Inc.—Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Barclays Capital Inc., as representative (the “Representative”) proposes to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), among Summit Materials, Inc., a Delaware corporation (the “Company”), Summit Materials Holdings L.P., a Delaware limited partnership (“Summit Holdings”) and the selling stockholders named in Schedule IV to such agreement (the “Selling Stockholders”), providing for a public offering (the “Offering”) of shares of Class A common stock, par value $0.01 per share (the “Common Stock”), of the Company (the “Shares”) pursuant to a Registration Statement on Form S-3 previously filed with the Securities and Exchange Commission (the “SEC”). To the extent there are no additional Underwriters listed on Schedule I thereto other than you, the representatives as used herein shall mean you, as Underwriter, and the terms “representatives” and “Underwriters” shall mean either singular or plural as the context requires.

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction that is designed to or that reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares whether any such transaction is to be settled by delivery of the Undersigned’s Shares or other securities, in cash or otherwise.

The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 30 days after the date set forth on the final prospectus used to sell the Shares (the “Public Offering Date”) pursuant to the Underwriting Agreement.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) by will or intestacy, (ii) as a bona fide gift or gifts, (iii) to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, current or former marriage or adoption, not more remote than first cousin), (iv) to any immediate family member or other dependent, (v) as a distribution to limited partners, members or stockholders of the undersigned, (vi) to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned, (vii) to exchange LP Units (as defined in the Underwriting Agreement) for Shares, (viii) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (vi) above, (ix) pursuant to an order of a court or regulatory agency, (x) from an executive officer to the Company or its parent entities upon death, disability or termination of employment, in each case, of such executive officer, (xi) in connection with transactions by any person other than the Company relating to Shares acquired in open market transactions after the completion of the Offering provided that in the case of this clause (xi) no public reports or filings (including filings under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) reporting a reduction in beneficial ownership of Common Stock shall be required or shall be voluntarily made during the Lock-Up Period or any extension thereof and/or (xii) with the prior written consent of the Representatives; provided that:

(1) in the case of each transfer or distribution pursuant to clauses (ii) through (viii) and (ix) above, (a) each donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth herein; and (b) any such transfer or distribution shall not involve a disposition for value, other than with respect to any such transfer or distribution for which the transferor or distributor receives (x) equity interests of such transferee or (y) such transferee’s interests in the transferor; and

(2) in the case of each transfer or distribution pursuant to clauses (ii) through (vii), if any public reports or filings (including filings under Section 16(a) of the Exchange Act) reporting a reduction in beneficial ownership of Common Stock shall be required or shall be voluntarily made during the Lock-Up Period or any extension thereof (a) the undersigned shall provide the Representatives prior written notice informing them of such report or filing and (b) such report or filing shall disclose that such donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth herein.

In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value.  The undersigned now has, and, except as contemplated by clauses (i) through (xii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

The restrictions described in this Lock-Up Agreement shall not apply to (i) the sale of the Undersigned’s Shares pursuant to the Underwriting Agreement; (ii) any sales made pursuant to a trading plan adopted pursuant to Rule 10b5-1 of the Exchange Act prior to the date of this Lock-Up Agreement, provided that any filing under Section 16(a) of the Exchange Act that is made in connection with any such sales during the Lock-Up Period shall state that such sales have been executed under a trading plan pursuant to Rule 10b5-1 under the Exchange Act, and shall also state the date such trading plan was adopted; (iii) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act on or after the date of this Lock-Up Agreement, provided that no transfers occur under such plan during the Lock-Up Period and no public announcement or filing shall be required or voluntarily made by any person in connection therewith other than general disclosure in Company periodic reports to the effect that Company directors and officers may enter into such trading plans from time to time; [and/or] (iv) [the pledge, hypothecation or other granting of a security interest in Common Stock to one or more banks or financial institutions as collateral or security for any loan, advance or extension of credit and any transfer upon foreclosure upon such shares or thereafter, provided that the undersigned or the Company, as the case may be, shall provide the Representatives prior written notice informing them of any public filing, report or announcement made by or on behalf of the Company or the undersigned with respect thereto; and/or (v)](1) the delivery of LP Units to the Company and/or Summit Holdings for sale or exchange for Common Stock as contemplated in the Pricing Prospectus.

The undersigned understands that, if (i) the Underwriting Agreement (other than the provisions which survive termination under the terms thereof) shall terminate or be terminated prior to payment for the delivery of the Common Stock to be sold thereunder, (ii) the Registration Statement is withdrawn by the Company, (iii) the Company notifies the Representatives that it does not intend to proceed with the Offering, or (iv) the underwriting agreement for the Offering is not executed by November 30, 2016, the undersigned shall be released from all obligations under this Lock-Up Agreement and this Lock-Up Agreement shall

(1)  To be included in Blackstone and Silverhawk forms.

be of no further effect. The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering.  The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

[Remainder of Page Intentionally Blank]

Very truly yours,

Exact Name of Stockholder, Director or Officer

Authorized Signature

Title

ANNEX II

FORM OF CHIEF FINANCIAL OFFICER’S CERTIFICATE

November 9, 2016

This Chief Financial Officer’s Certificate (this “Certificate”) is delivered pursuant to Section 9(m) of the Underwriting Agreement (as defined below) in connection with the offering (the “Offering”) of the Shares of Summit Materials, Inc. (the “Company”) by certain stockholders of the Company (the “Selling Stockholders”). Capitalized terms used but not defined in this Certificate have the meaning ascribed to them in the Underwriting Agreement.

I, Brian J. Harris, the Chief Financial Officer of the Company, hereby certify in such capacity and not in any individual capacity that:

1.              I am providing this Certificate in connection with the Offering of the Shares by the Selling Stockholders pursuant to the Underwriting Agreement, dated November 9, 2016 (the “Underwriting Agreement”), among the Company, Summit Materials Holdings L.P., a Delaware limited partnership (“Summit”), the Selling Stockholders and Barclays Capital Inc., as described in the Registration Statement, Basic Prospectus and Prospectus Supplement.

2.              I am familiar with the accounting and record systems of the Company.

3.              I have supervised the compilation of and reviewed the circled information contained in the attached Exhibit A, which is included in the Registration Statement, Basic Prospectus and Prospectus Supplement and which otherwise has not been confirmed by the Company’s independent auditors. Nothing has come to my attention that has caused me to believe that the circled information contained in the attached Exhibit A is not true, correct and accurate in all material respects.

This Certificate is being furnished to the Underwriters solely to assist them in conducting their investigation of the Company in connection with the offering of the Shares by the Selling Stockholders. This Certificate may not be used, quoted or otherwise referred to without the prior written consent of the Company.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above.

SUMMIT MATERIALS, INC.

By:
	Name:	Brian J. Harris
	Title:	Chief Financial Officer